UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2025

MGP Ingredients, Inc.
(Exact name of registrant as specified in its charter)

Kansas	0-17196	45-4082531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Cray Business Plaza
100 Commercial Street
Box 130
Atchison, Kansas 66002
(Address of principal executive offices) (Zip Code)

(913) 367-1480
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	MGPI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2025, Karen Seaberg, a Group B director on the Board of Directors (the “Board”) of MGP Ingredients, Inc. (the “Company”) gave notice of her intention to retire from the Board, which was effective at the end of the day on December 14, 2025.

On December 14, 2025, the holders of the Company’s preferred stock, acting by written consent, elected Julie Francis, the Company’s President and Chief Executive Officer, to serve as a Group B director to fill the vacancy created by Ms. Seaberg’s retirement, effective December 15, 2025. Ms. Francis will not receive any additional compensation for her service on the Board. The Board expects to nominate Ms. Francis for election to serve as a director in connection with the Company’s 2026 annual meeting of stockholders.

A press release announcing these director changes is attached as Exhibit 99.1.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 11, 2025, the Board approved the further amendment and restatement of the Company’s Amended and Restated Bylaws (as so amended and restated, the “Amended and Restated Bylaws”), effective immediately.

The Amended and Restated Bylaws:

•permit the holders of the Company’s common stock to fill vacancies in the Group A directors, in addition to the ability of the Board to fill such vacancies, and provide that any vacancy in the Group B directors can be filled only by the holders of the Company’s preferred stock;

•provide that any action taken by the holders of the Company’s preferred stock by action without a meeting to fill a vacancy must be signed by holders of at least a majority of the outstanding shares of preferred stock entitled to elect Group B directors; and

•make other clarifying and conforming changes.

The Amended and Restated Bylaws are filed as Exhibit 3.2 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.2	Amended and Restated Bylaws of MGP Ingredients, Inc. dated December 11, 2025

99.1	Press release dated December 16, 2025

104	The cover page from this Current Report on Form 8-K, formatted in iXBRL (Inline Extensible Business Reporting Language)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        MGP INGREDIENTS, INC.

Date: December 16, 2025	By:	/s/ Brandon M. Gall
Brandon M. Gall, Chief Financial Officer